Segment Reporting	9 Months Ended
Sep. 30, 2021
Segment Reporting [Abstract]
Segment Reporting	Segment Reporting
On April 30, 2020, the Company completed the sale of the non-US portion of its STS support services business, as well as its LNG terminal management business. Following the sale, the Company's remaining STS support operations were integrated into the Company's tanker business. As a result, effective April 30, 2020, the Company has one reportable segment. The Company’s segment information for all periods prior to the sale and reorganization has been retroactively adjusted whereby the remaining STS support operations have been reallocated from the STS transfer segment to the tanker segment. Consequently, the Company’s tanker segment now consists of the operation of all of its tankers, including the operations from those tankers employed on full service lightering contracts, and the US based STS support service operations that the Company retained, including its lightering support services provided as part of full service lightering operations. The Company’s STS transfer segment consisted of the Company’s non-US lightering support services, LNG terminal management, consultancy, procurement, and other related services which were sold as of April 30, 2020. Segment results are evaluated based on income from operations. The accounting policies applied to the reportable segments are the same as those used in the preparation of the Company’s unaudited consolidated financial statements.

The following table includes results for the Company’s revenues and income from operations by segment for the nine months ended September 30, 2020. No results are included for the three months ended September 30, 2020 and the three and nine months ended September 30, 2021 as the Company only had one reportable segment during these periods.